UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

                 Date of Report: October 7, 1999

                 Commission File Number 1-12202

                 NORTHERN BORDER PARTNERS, L.P.
     (Exact name of registrant as specified in its charter)

     Delaware                                  93-1120873
(State or other jurisdiction of        (I.R.S. Employer Identification
incorporation or organization)                   Number)

    Enron Building
   1400 Smith Street
    Houston, Texas                             77002
(Address of principal executive              (Zip code)
      offices)

                         (713) 853-6161
                 (Registrant's telephone number,
                      including area code)


Item 5. Other Events.

     Northern Border Pipeline Company has filed with the Securities and Exchange Commission a registration statement on Form S-4 (File No. 333-88577) relating to the offering of up to $200,000,000 of its 7.75% Senior Notes due 2009, Series A. Such registration statement is incorporated herein by reference.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORTHERN BORDER PARTNERS, L.P.
                              (A Delaware Limited Partnership)

Date: October 7, 1999         By:  JERRY L. PETERS
                                   Jerry L. Peters
                                   Chief Financial and Accounting
                                    Officer